UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 26, 1999

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New Jersey                            000-2353                           22-3537895
--------------------------------     -------------------------------     --------------------------------
(State or other jurisdiction of          (Commission File Number)          (IRS Employer Identification
         incorporation)                                                               Number)


               158 Route 206, Peapack-Gladstone, New Jersey 07934
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (908) 234-0700


 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

         Peapack-Gladstone Financial Corporation ("Peapack") announced on August 26, 1999 the signing of a definitive agreement (the "Agreement") to acquire all of the outstanding shares of Chatham Savings, FSB ("Chatham") in a stock for stock exchange which is intended to be a tax-free exchange (the "Merger"). A copy of the Press Release is attached as Exhibit 99.2 to this Form 8-K.

         Under the terms of the Agreement, each outstanding share of Chatham common stock will be exchanged for 2.0798 shares of Peapack common stock As a result, a total of 291,172 shares of Peapack common stock will be exchanged for Chatham common stock.

         The Agreement, which has been approved by the Boards of Directors of each of Peapack and Chatham and by the sole shareholder of Chatham, is subject to approval by the Federal Reserve Board and the New Jersey Department of Banking and Insurance. Peapack anticipates that the Merger will close later this year or early in 2000.


ITEM 7.   Financial Statements and Exhibits

(c)      Exhibits:

         Exhibit No.          Title
         -----------          -----

         99.1 Agreement and Plan of Merger, dated as of August 26, 1999, by and among Peapack, Peapack-Gladstone Bank, Chatham and James M. Weichert.

         99.2                Press Release dated August 26, 1999.



Forward Looking Statements

         This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which involve risks and uncertainties. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. You can identify forward looking statements by looking for words such as "expect", "look", "believe", "anticipate", "may", "will", or similar statements or variations of such terms. These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results the forward-looking statements contemplate because of, among others, the following factors: the inability to realize anticipated merger cost savings and revenue enhancements, the level of merger related expenses are larger than expected, the direction of interest rates is different than anticipated, declines in the levels of loan quality and origination volume, relationships with major customers including sources for loans, a decline in trust business, unsuccessful completion of the implementation of Year 2000 technology changes, as well as the adverse effects of economic conditions and legal and regulatory barriers and structure.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEAPACK-GLADSTONE FINANCIAL CORPORATION


                                          FRANK A. KISSEL
                                       By:------------------------------------
                                          Frank A. Kissel, President



Date:    September 7, 1999

                                INDEX TO EXHIBITS

   Exhibit No.       Description
   -----------       -----------

       99.1 Agreement and Plan of Merger, dated as of August 26, 1999, by and among Peapack-Gladstone Financial Corporation, Peapack-Gladstone Bank, Chatham Savings, FSB and James M. Weichert.

       99.2         Press Release dated August 26, 1999.